Joint Filer Information

Names:
Deerfield Capital L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Special Situations Fund International, Limited, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.

Address:
Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P, Deerfield Private Design Fund, L.P. and Deerfield Private Design International, L.P.
780 Third Avenue, 37th Floor
New York, NY  10017

Deerfield Special Situations Fund International, Limited:
c/o Citi Hedge Fund Services (B.V.I.) Ltd.
Bison Court, P.O. Box 3460
Road Town, Tortola, D8,
British Virgin Islands

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Talon Therapeutics, Inc. (TLON.OB)

Date of Event Requiring Statement:	May 3, 2012

The undersigned, Deerfield Capital, L.P., Deerfield Special Situations Fund, L.P., Deerfield Management Company, L.P., Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P. and Deerfield Special Situations Fund International, Limited are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Talon Therapeutics, Inc.

Signatures:

DEERFIELD CAPITAL, L.P.

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
        Darren Levine, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:  Deerfield Capital, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
        Darren Levine, Attorney-in-Fact

DEERFIELD PRIVATE DESIGN FUND, L.P.

By:  Deerfield Capital, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
        Darren Levine, Authorized Signatory

DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.

By:  Deerfield Capital, L.P., General Partner

By:  J.E. Flynn Capital LLC, General Partner

By:  /s/ Darren Levine
        Darren Levine, Authorized Signatory

DEERFIELD MANAGEMENT COMPANY, L.P.

By:  Flynn Management LLC, General Partner

By:  /s/ Darren Levine
        Darren Levine, Attorney-in-Fact

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:  /s/ Darren Levine
       Darren Levine, Attorney-in-Fact